EXHIBIT 99.2


Unaudited Pro Forma Condensed Financial Statements

On May 1, 1998, DynamicWeb Enterprises, Inc. (the "Company") completed a stock-for-stock exchange transaction with Design Crafting, Inc. ("Design") which will be accounted for as a pooling of interests. The following unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 1997 and the unaudited pro forma consolidated balance sheet as of September 30, 1997 are adjusted to give effect to the combination with Design by the issuance by the Company of 92,500 of its common shares in exchange for 100% of the Design shares as if such transaction had occurred on October 1, 1996.

The unaudited condensed pro forma consolidated balance sheet and statement of operations should be read in conjunction with the notes thereto and the audited financial statements of the Company and Design and the notes thereto. The pro forma information is not necessarily indicative of what the financial position and results of operations would have been had the transactions occurred earlier, nor do they purport to represent the future financial position or results of operations of DynamicWeb Enterprises, Inc.

Unaudited Pro Forma Condensed Financial Statement Adjustments

      (1) The pro forma information includes the issuance of 92,500 shares of the Company's common stock on May 1, 1998. It does not reflect any contingently issuable shares, up to 10,000, that may be issued in the event that the Company collects certain amounts from the realization of certain assets reported on the Design Crafting, Inc. balance sheet as of May 1, 1998.

      (2) The pro forma weighted average number of shares outstanding is as follows:

            (a) Includes 654,597 shares of the Company's common stock contributed by certain of the Company's shareholders in exchange for 125,000 warrants.

            (b) Includes the 92,500 shares issued in connection with the exchange transaction as if they were outstanding for the entire period presented.

      (3)   Elimination of the current federal income tax
liability.
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                                  Pro Forma Financial Statements

                                                                              Historical
                                                                    DynamicWeb
                                                                Enterprises, Inc.         Design
                                                                and Subsidiaries      Crafting, Inc.
                                                                      as of                as of          Pro Forma      Pro Forma
                                                               September 30, 1997   September 30, 1997   Adjustments   Consolidated

(Unaudited)
ASSETS
Current assets:
  Cash and cash equivalents                                       $   188,270             $ 5,015                      $   193,285
  Accounts receivable, less allowance for doubtful accounts           100,425              56,812                          157,237
  Prepaid and other current assets                                     20,738                 468                           21,206
    Total current assets                                              309,433              62,295                          371,728

Property and equipment                                                284,512               4,602                          289,114
Patents and trademarks, less accumulated amortization                  21,808                                               21,808
Customer list, less accumulated amortization                           83,333                                               83,333
Deferred registration costs                                           128,169                                              128,169
Other assets and fees                                                  60,461                                               60,461

                                                                  $   887,716             $66,897                      $   954,613
                                                                  ===========             =======                      ===========
LIABILITIES
Current liabilities:
  Accounts payable                                                $   182,340                                          $   182,340
  Accrued expenses                                                    165,941             $30,597                          196,538
  Current maturities of long-term debt                                  7,925                                                7,925
  Loan payable - banks                                                 24,049                                               24,049
  Loans from stockholders                                             117,163                                              117,163
  Deferred revenue                                                     15,065                                               15,065
  Subordinated notes payable                                          840,873                                              840,873
  Taxes payable - current                                                                   1,480        $(1,120)(3)           360
  Taxes payable - deferred                                                                  6,195                            6,195
    Total current liabilities                                       1,353,356              38,272         (1,120)        1,390,508

Long-term debt, less current maturities                               185,811                                              185,811
                                                                    1,539,167              38,272         (1,120)        1,576,319

CAPITAL DEFICIENCY
                                                                                                              (1,000)(1)
Common stock                                                              214               1,000              9 (1)           223
Additional paid-in capital                                          3,530,324                                991 (1)     3,531,315
Unearned portion of compensatory stock options                       (204,000)                                            (204,000)
Accumulated deficit                                                (3,577,989)             27,625          1,120 (3)    (3,549,244)

                                                                     (251,451)             28,625          1,120          (221,706)

Less treasury stock                                                  (400,000)                                            (400,000)
    Total capital deficiency                                         (651,451)             28,625          1,120          (621,706)

                                                                  $   887,716             $66,897        $     0       $   954,613
                                                                  ===========             =======        =======       ===========
/TABLE
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
Pro Forma Financial Statements


                                                                    Historical
                                               DynamicWeb
                                                  Enterprises, Inc.        Design
                                                  and Subsidiaries         Crafting, Inc.
                                                  For the Year Ended       For the Year Ended     Pro Forma
                                                  September 30, 1997       September 30, 1997     Adjustments     Pro Forma

(Unaudited)
Net sales:
  System sales                                       $   116,106                                                   $   116,106
  Services                                               521,071                $462,541                               983,612
                                                         637,177                 462,541                             1,099,718

Cost of sales:
  System sal                                              40,323                                                        40,323
  Services                                               213,180                 384,244                               597,424

                                                         253,503                 384,244                               637,747

Gross profit                                             383,674                  78,297                               461,971

Expenses:
Selling, general and administrative                    1,854,686                  65,772                             1,920,458
Research and development                                 234,808                                                       234,808

                                                       2,089,494                  65,772                             2,155,266

Operating income (loss)                               (1,705,820)                 12,525                            (1,693,295)
Purchased research and development                      (713,710)                                                     (713,710)
Interest expense                                        (770,041)                                                     (770,041)
Interest income                                            5,068                                                         5,068

Income (loss) before income taxes                     (3,184,503)                  12,525                           (3,171,978)
Income tax (expense) benefit                              21,700                   (3,250)         $ 1,120(3)           19,570

Net income (loss)                                    $(3,162,803)               $   9,275          $ 1,120         (3,152,408)
                                                     ===========                =========          =======         ===========

Pro forma net loss per pro forma weighted
  average number of shares outstanding                                                                              $   (2.13)
                                                                                                                    ==========

Pro forma weighted average number of
  shares outstanding                                 1,386,383(2)                                   92,500(2)        1,478,883
                                                     ===========                                    ======         ===========
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